Contact: Kathleen Campbell, Marketing Director	First Citizens Community Bank
570-662-0422	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited second quarter 2022 financial results

MANSFIELD, PENNSYLVANIA— July 21, 2022 – Citizens Financial Services, Inc. (Nasdaq: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and six months ended June 30, 2022.

Highlights

•	During the second quarter, the Company uplisted to the Nasdaq capital market.

•	Net loan growth for the quarter was $116.7 million and for the year was $153.6 million or 21.6% on an annualized basis.

•
Net income was $13.6 million for the six months ended June 30, 2022, which is 9.7% less than the net income for 2021’s comparable period. The decrease was due to life insurance proceeds received in the first quarter of 2021 due to the passing of two former employees and decreased gains on loans sold due to the rise in mortgage rates in 2022. The effective tax rate for the six  months ended June 30, 2022 was 17.8% compared to 16.9% in the comparable period in 2021, with the increase being due to life insurance proceeds being exempt from taxable income.

•
Net income was $6.9 million for the three months ended June 30, 2022, which is 3.8% higher than the net income for 2021’s comparable period. The effective tax rate for the three months ended June 30, 2022 was 17.7% compared to 17.9% in the comparable period in 2021.

•
Net interest income before the provision for loan losses was $34.0 million for the six months ended June 30, 2022, an increase of $1.3 million, or 4.1%, over the same period a year ago. Amortization associated with PPP loans was $902,000 less in 2022 than 2021.

•
Non-performing assets decreased $2,580,000 since June 30, 2021 and totaled $8,362,000 as of June 30, 2022, which is $480,000 less than the balance at December 31, 2021. As a percent of loans, non-performing assets totaled 0.52%, 0.61% and 0.77% as of June 30, 2022, December 31, 2021 and June 30, 2021.

•
Return on average equity for the three and six months (annualized) ended June 30, 2022 was 12.49% and 12.48% compared to 13.19% and 15.19% for the three and six months (annualized) ended June 30, 2021.

•
Return on average tangible equity for the three and six months (annualized) ended June 30, 2022 was 14.68% and 14.69% compared to 15.77% and 18.22% for the three and six months (annualized) ended June 30, 2021 (non-GAAP). (1)

•
Return on average assets for the three and six months (annualized) ended June 30, 2022 was 1.25% for both periods compared to 1.32% and 1.54% for the three and six months (annualized) ended June 30, 2021.

•
If the life insurance proceeds on a former employees are excluded, the return on average equity and average assets would be 14.03% and 1.42%, respectively, for six months (annualized) ended June 30, 2021 (non-GAAP). (1)

Six Months Ended June 30, 2022 Compared to 2021

•
For the six months ended June 30, 2022, net income totaled $13,641,000 which compares to net income of $15,110,000 for the first six months of 2021, a decrease of $1,469,000 or 9.7%.  Basic earnings per share of $3.43 for the first six months of 2022 compares to $3.79 for the first six months last year.  Annualized return on equity for the six months ended June 30, 2022 and 2021 was 12.48% and 15.19%, while annualized return on assets was 1.25% and 1.54%, respectively, with ratios in 2021 benefitting from life insurance proceeds on two former employees. If the activity associated with the passing of the former employees in 2021 are excluded, basic earnings per share in 2021 would have been $3.42 compared to $3.43 for the first six months of 2022 (non-GAAP) (1).

•
Net interest income before the provision for loan loss for the six months ended June 30, 2022 totaled $33,991,000 compared to $32,653,000 for the six months ended June 30, 2021, resulting in an increase of $1,338,000, or 4.1%. Amortization on PPP loans decreased $902,000  during 2022 compared to 2021. Average interest earning assets increased $211.3 million for the six months ended June 30, 2022 compared to the same period last year, as a result of growth in investments and organic loan growth funded by deposit growth and borrowings.  Average loans increased $79.8 million while average investment securities increased $151.0 million. The yield on interest earning assets decreased 32 basis points to 3.67%, while the cost of interest-bearing liabilities decreased 12 basis points to 0.41%. The decrease in amortization on PPP loans accounts for 9 bps of the decrease in margin and the yield on interest earning assets. A large component of the remaining decrease is due to the percentage of interest earning assets in investments in 2022 that were purchased during a lower interest rate environment.

•
The provision for loan losses for the six months ended June 30, 2022 was $700,000, a $450,000 decrease to the comparable period in 2021. The decrease in the provision is attributable to the improved credit metrics of the loan portfolio in comparison to June 30, 2021 and less impact from the COVID-19 pandemic on the economy, both of which helped offset the impact of the organic loan growth experienced.

•
Total non-interest income was $4,735,000 for the six months ended June 30, 2022, which is $2,206,000 less than the non-interest income of $6,941,000 for the same period last year. The primary drivers were the earnings of bank owned life insurance, which decreased $1,059,000 as the result of the passing of two former employees in 2021, gains on loans sold which decreased $668,000 due to a decrease in refinancing activity with the rise in rates that occurred in the first half of 2022, a loss on equity securities of $395,000 as a result of market performance when comparing 2022 to 2021. Other income decreased $478,000 due to fee income on derivative transactions for customers recorded in 2021. There were no corresponding fees in 2022.

•
Total non-interest expenses for the six months ended June 30, 2022 totaled $21,431,000 compared to $20,267,000 for the same period last year, which is an increase of $1,164,000. Salary and benefit costs increased $1,287,000 due to an addition 12.4 FTEs and merit increases for 2022. Additionally, salary and benefit costs for 2021 benefitted from a $400,000 reduction in deferred compensation due to the passing of a former executive in the first quarter of 2021.   The decrease in ORE expenses of $500,000 is due to gains on the sale of ORE properties that totaled $491,000, compared to minimal gains in 2021.

•
The provision for income taxes decreased $113,000 when comparing the six months ended June 30, 2022 to the same period in 2021 as a result of a decrease in income before income tax of $1,582,000. The effective tax rate was 17.8% and 16.9% for the six months ended June 30, 2022 and 2021, respectively. It should be noted the earnings on bank owned life insurance are exempt from Federal income tax and accounts for the difference in tax rates between 2021 and 2022.

Second Quarter of 2022 Compared to the Second Quarter of 2021

•
For the three months ended June 30, 2022, net income totaled $6,901,000 which compares to net income of $6,647,000 for the comparable period of 2021, an increase of $254,000 or 3.8%.  Basic earnings per share of $1.74 for the three months ended June 30, 2022 compares to $1.67 for the 2021 comparable period. Annualized return on equity for the three months ended June 30, 2022 and 2021 was 12.49% and 13.19%, while annualized return on assets was 1.25% and 1.32%, respectively.

•
Net interest income before the provision for loan losses for the three months ended June 30, 2022 totaled $17,729,000 compared to $16,212,000 for the three months ended June 30, 2021, resulting in an increase of $1,517,000. Average interest earning assets increased $192.1 million for the three months ended June 30, 2022 compared to the same period last year as a result of the  organic loan and deposit growth.  Average loans increased $107.9 million while average investment securities increased $148.7 million and average interest bearing cash holdings decreased $61.4 million. The tax effected net interest margin for the three months ended June 30, 2022 was 3.43% compared to 3.46% for the same period last year. The margin was impacted by the decrease in the average yield on interest earning assets of 10 basis points to 3.75% of which 5 basis points was due to $227,000 of decreased amortization on PPP loans.

•
The provision for loan losses for the three months ended June 30, 2022 was $450,000, a $50,000 decrease to the comparable period in 2021. The decrease in the provision is attributable to the solid credit metrics of the loan portfolio and less impact from the COVID-19 pandemic on the economy.

•
Total non-interest income was $2,304,000 for the three months ended June 30, 2022, which is $402,000 less than the comparable period last year.  The primary drivers were gains on loans sold which decreased $270,000 due to a decrease in refinancing activity with the rise in rates that occurred in 2022, and a loss on equity securities of $163,000 as a result of market performance when comparing 2022 to 2021. Other income decreased $273,000 due to fee income on derivative transactions for customers recorded in 2021. There were no corresponding fees in 2022. Service charges increased $161,000 for the three months ended June 30, 2022 compared to the same period in 2021.

•
Total non-interest expenses for the three months ended June 30, 2022 totaled $11,200,000 compared to $10,320,000 for the same period last year, which is an increase of $880,000, or 8.5%. Salary and benefit costs increased $637,000 due to an addition 17.4 FTEs and merit increases for 2022.

•
The provision for income taxes increased $31,000 when comparing the three months ended June 30, 2022 to the same period in 2021 as a result of an increase in income before income tax of $285,000.  The effective tax rate was 17.7% and 17.9% for the three months ended June 30, 2022 and 2021, respectively.

Balance Sheet and Other Information:

•
At June 30, 2022, total assets were $2.21 billion compared to $2.14 billion at December 31, 2021 and $2.00 billion at June 30, 2021. The loan to deposit ratio as of June 30, 2022 was 84.92% compared to 78.51% as of December 31, 2021 and 84.11% as of June 30, 2021.

•
Available for sale securities of $462.9 million at June 30, 2022 increased $50.5 million from December 31, 2021 and $93.9 million from June 30, 2021. The yield on the investment portfolio decreased from 2.07% to 1.77% on a tax equivalent basis due to the amount of securities purchased in 2020 and 2021, which was a low rate environment due to the pandemic. Purchases made in the first half of 2022 have been at higher rates than those made in 2020 and 2021.

•
Net loans as of June 30, 2022 totaled $1.58 billion and increased $153.6 million from December 31, 2021, which is 21.6% on an annualized basis. In comparison to June 30, 2021, net loans have grown $179.6 million, or 12.8%, and, if PPP loans are excluded, loans increased $202.8 million or 14.8%.

•
The allowance for loan losses totaled $17,570,000 at June 30, 2022 which is an increase of $266,000 from December 31, 2021.  The increase is due to recording a provision for loan losses of $700,000 and recoveries of $17,000, offset by charge-offs of $451,000. The allowance as a percent of total loans was 1.10% as of June 30, 2022 and 1.20% as of December 31, 2021.

•	Deposits increased $42.6 million from December 31, 2021, to $1.88 billion at June 30, 2022, primarily due to customers holding more cash and new customer relationships in the Delaware market.

•	Borrowings increased $36.6 million from December 31, 2021 to $110.5 million at June 30, 2022 to fund organic loan growth.

•
Stockholders’ equity totaled $195.0 million at June 30, 2022, compared to $212.5 million at December 31, 2021, a decrease of $17.5 million. Excluding accumulated other comprehensive loss (AOCI), stockholders equity increased $8.9 million and totals $221.6 million. The increase in stockholders equity, excluding AOCI, was attributable to net income for the six months ended June 30, 2022 totaling $13.6 million, offset by cash dividends for the first two quarters of 2022 totaling $3.8 million and net treasury stock activity of $897,000.  As a result of increases in market interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $29.2 million from December 31, 2021.

Dividend Declared

On May 31, 2022, the Board of Directors declared a cash dividend of $0.475 per share, which was paid on June 24, 2022 to shareholders of record at the close of business on June 10, 2022. This quarterly cash dividend is an increase of 3.20% over the regular cash dividend of $0.456 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2022.  The Board declared a 1% stock dividend, payable on June 24, 2022 to shareholders of record at the close of business on June 10, 2022.

Citizens Financial Services, Inc. has nearly 1,900 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of GAAP and non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Income and Performance Ratios
Net Income	$6,901	$6,647	$13,641	$15,110
Return on average assets (annualized)	1.25%	1.32%	1.25%	1.54%
Return on average equity (annualized)	12.49%	13.19%	12.48%	15.19%
Return on average tangible equity (annualized) (a)	14.68%	15.77%	14.69%	18.22%
Net interest margin (tax equivalent)(a)	3.43%	3.46%	3.35%	3.59%
Earnings per share - basic (b)	$1.74	$1.67	$3.43	$3.79
Earnings per share - diluted (b)	$1.74	$1.67	$3.43	$3.79
Cash dividends paid per share (b)	$0.470	$0.456	$0.941	$0.912
Number of shares used in computation - basic (b)	3,973,402	3,983,274	3,969,621	3,984,970
Number of shares used in computation - diluted (b)	3,973,417	3,983,346	3,969,725	3,985,005

Asset quality
Allowance for loan and lease losses	$17,570	$16,931
Non-performing assets	$8,362	$10,942
Allowance for loan and lease losses/total loans	1.10%	1.20%
Non-performing assets to total loans	0.52%	0.77%
Annualized net charge-offs to total loans	0.11%	0.04%	0.06%	0.00%

Equity
Book value per share (b)	$55.81	$50.82
Tangible Book value per share (a) (b)	$47.55	$42.53
Market Value (Last reported trade of month)	$70.00	$63.00
Common shares outstanding	3,970,153	3,951,573

Other
Average Full Time Equivalent Employees	312.8	295.4	308.8	296.4
Loan to Deposit Ratio	84.92%	84.11%
Trust assets under management	$143,015	$155,394
Brokerage assets under management	$269,744	$262,158

Balance Sheet Highlights	June 30,	December 31,	June 30,
	2022	2021	2021

Assets	$2,212,862	$2,143,863	$2,003,300
Investment securities	465,192	414,672	371,150
Loans (net of unearned income)	1,595,376	1,441,533	1,415,109
Allowance for loan losses	17,570	17,304	16,931
Deposits	1,878,711	1,836,151	1,682,387
Stockholders' Equity	195,032	212,492	204,419

(a) See reconcilation of GAAP and Non-GAAP measures at the end of the press release
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,	December 31,	June 30,
(in thousands except share data)	2022	2021	2021
ASSETS:
Cash and due from banks:
Noninterest-bearing	$18,306	$14,051	$17,403
Interest-bearing	2,366	158,782	90,791
Total cash and cash equivalents	20,672	172,833	108,194

Interest bearing time deposits with other banks	8,048	11,026	12,266

Equity securities	2,309	2,270	2,148

Available-for-sale securities	462,883	412,402	369,002

Loans held for sale	1,205	4,554	5,282

Loans (net of allowance for loan losses: $17,570 at June 30, 2022;
$17,304 at December 31, 2021 and $16,931 at June 30, 2021)	1,577,806	1,424,229	1,398,178

Premises and equipment	17,476	17,016	17,243
Accrued interest receivable	5,874	5,235	5,564
Goodwill	31,376	31,376	31,376
Bank owned life insurance	38,922	38,503	30,353
Other intangibles	1,449	1,627	1,705
Fair value of derivative instruments	14,639	4,011	2,934
Other assets	30,203	18,781	19,055

TOTAL ASSETS	$2,212,862	$2,143,863	$2,003,300

LIABILITIES:
Deposits:
Noninterest-bearing	$382,155	$358,073	$339,414
Interest-bearing	1,496,556	1,478,078	1,342,973
Total deposits	1,878,711	1,836,151	1,682,387
Borrowed funds	110,540	73,977	97,830
Accrued interest payable	566	711	789
Other liabilities	28,013	20,532	17,875
TOTAL LIABILITIES	2,017,830	1,931,371	1,798,881
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2022 or 2021	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at June 30, 2022, December 31, 2021 and
June 30, 2021: issued 4,427,687 at June 30, 2022 and 4,388,901 at December 31, 2021
and June 30, 2021	4,428	4,389	4,389
Additional paid-in capital	80,892	78,395	78,412
Retained earnings	153,315	146,010	135,714
Accumulated other comprehensive (loss) income	(26,559)	(155)	1,610
Treasury stock, at cost: 457,534 at June 30, 2022 and 444,481 shares
at December 31, 2021 and 437,328 shares at June 30, 2021	(17,044)	(16,147)	(15,706)
TOTAL STOCKHOLDERS' EQUITY	195,032	212,492	204,419
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,212,862	$2,143,863	$2,003,300

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2022	2021	2022	2021
INTEREST INCOME:
Interest and fees on loans	$17,120	$16,370	$33,040	$33,064
Interest-bearing deposits with banks	156	111	272	217
Investment securities:
Taxable	1,424	941	2,536	1,791
Nontaxable	617	547	1,200	1,091
Dividends	90	106	174	207
TOTAL INTEREST INCOME	19,407	18,075	37,222	36,370
INTEREST EXPENSE:
Deposits	1,356	1,525	2,631	3,123
Borrowed funds	322	338	600	594
TOTAL INTEREST EXPENSE	1,678	1,863	3,231	3,717
NET INTEREST INCOME	17,729	16,212	33,991	32,653
Provision for loan losses	450	500	700	1,150
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	17,279	15,712	33,291	31,503
NON-INTEREST INCOME:
Service charges	1,324	1,163	2,572	2,269
Trust	184	185	433	492
Brokerage and insurance	501	406	982	782
Gains on loans sold	41	311	146	814
Equity security (losses) gains, net	(134)	29	(179)	216
Available for sale security gains, net	-	-	-	50
Earnings on bank owned life insurance	212	163	419	1,478
Other	176	449	362	840
TOTAL NON-INTEREST INCOME	2,304	2,706	4,735	6,941
NON-INTEREST EXPENSES:
Salaries and employee benefits	7,118	6,481	14,031	12,744
Occupancy	754	711	1,548	1,494
Furniture and equipment	165	141	294	284
Professional fees	394	395	733	843
FDIC insurance expense	145	129	280	258
Pennsylvania shares tax	339	178	678	517
Amortization of intangibles	40	49	80	98
Software expenses	358	354	699	667
ORE expenses (income)	120	167	(247)	253
Other	1,767	1,715	3,335	3,109
TOTAL NON-INTEREST EXPENSES	11,200	10,320	21,431	20,267
Income before provision for income taxes	8,383	8,098	16,595	18,177
Provision for income taxes	1,482	1,451	2,954	3,067
NET INCOME	$6,901	$6,647	$13,641	$15,110

PER COMMON SHARE DATA:
Net Income - Basic	$1.74	$1.67	$3.43	$3.79
Net Income - Diluted	$1.74	$1.67	$3.43	$3.79
Cash Dividends Paid	$0.470	$0.456	$0.941	$0.912

Number of shares used in computation - basic	3,973,402	3,983,274	3,969,621	3,984,970
Number of shares used in computation - diluted	3,973,417	3,983,346	3,969,725	3,985,005

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
	2022	2022	2021	2021	2021
Interest income	$19,407	$17,815	$18,505	$18,342	$18,075
Interest expense	1,678	1,553	1,636	1,752	1,863
Net interest income	17,729	16,262	16,869	16,590	16,212
Provision for loan losses	450	250	-	400	500
Net interest income after provision for loan losses	17,279	16,012	16,869	16,190	15,712
Non-interest income	2,438	2,476	2,461	2,618	2,677
Investment securities (losses) gains, net	(134)	(45)	51	234	29
Non-interest expenses	11,200	10,231	10,883	10,400	10,320
Income before provision for income taxes	8,383	8,212	8,498	8,642	8,098
Provision for income taxes	1,482	1,472	1,554	1,578	1,451
Net income	$6,901	$6,740	$6,944	$7,064	$6,647
Earnings Per Share Basic	$1.74	$1.69	$1.74	$1.77	$1.67
Earnings Per Share Diluted	$1.74	$1.69	$1.74	$1.77	$1.67

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended June 30,
	2022			2021
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	59,943	91	0.61	121,319	28	0.09
Interest bearing time deposits at banks	9,827	65	2.65	13,016	83	2.59
Investment securities:
Taxable	379,060	1,514	1.60	249,444	1,047	1.68
Tax-exempt (3)	122,167	782	2.56	103,055	693	2.69
Investment securities	501,227	2,296	1.83	352,499	1,740	1.97
Loans: (2)(3)(4)
Residential mortgage loans	203,338	2,381	4.70	202,537	2,494	4.94
Construction loans	69,689	721	4.15	50,807	521	4.11
Commercial Loans	818,517	9,494	4.65	738,136	8,875	4.82
Agricultural Loans	346,199	3,706	4.29	351,660	3,763	4.29
Loans to state & political subdivisions	57,933	457	3.16	52,934	470	3.56
Other loans	33,907	446	5.28	25,567	335	5.26
Loans, net of discount (2)(3)(4)	1,529,583	17,205	4.51	1,421,641	16,458	4.64
Total interest-earning assets	2,100,580	19,657	3.75	1,908,475	18,309	3.85
Cash and due from banks	6,805			6,757
Bank premises and equipment	17,179			17,371
Other assets	83,164			75,575
Total non-interest earning assets	107,148			99,703
Total assets	2,207,728			2,008,178
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	530,596	398	0.30	462,299	383	0.33
Savings accounts	325,649	80	0.10	289,328	85	0.12
Money market accounts	348,718	300	0.35	247,606	164	0.27
Certificates of deposit	306,213	578	0.76	355,292	893	1.01
Total interest-bearing deposits	1,511,176	1,356	0.36	1,354,525	1,525	0.45
Other borrowed funds	78,948	322	1.64	95,166	338	1.42
Total interest-bearing liabilities	1,590,124	1,678	0.42	1,449,691	1,863	0.52
Demand deposits	375,542			339,896
Other liabilities	21,134			16,977
Total non-interest-bearing liabilities	396,676			356,873
Stockholders' equity	220,928			201,614
Total liabilities & stockholders' equity	2,207,728			2,008,178
Net interest income		17,979			16,446
Net interest spread (5)			3.33%			3.33%
Net interest income as a percentage
of average interest-earning assets			3.43%			3.46%
Ratio of interest-earning assets
to interest-bearing liabilities			132%			132%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2022 and 2021. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Six Months Ended June 30,
	2022				2021
	Average			Average	Average			Average
	Balance (1)		Interest	Rate	Balance (1)		Interest	Rate
(dollars in thousands)	$			$ %	$			$ %
ASSETS
Short-term investments:
Interest-bearing deposits at banks		91,687	137	0.30		108,196	46	0.09
Interest bearing time deposits at banks		10,389	135	2.62		13,371	171	2.58
Investment securities:
Taxable		359,189	2,710	1.51		225,103	1,998	1.78
Tax-exempt (3)		118,613	1,519	2.56		101,746	1,381	2.71
Investment securities		477,802	4,229	1.77		326,849	3,379	2.07
Loans: (2)(3)(4)
Residential mortgage loans		202,095	4,712	4.70		203,235	5,047	5.01
Construction loans		65,626	1,327	4.08		44,595	931	4.21
Commercial Loans		793,313	18,076	4.59		726,077	17,938	4.98
Agricultural Loans		348,479	7,455	4.31		355,094	7,593	4.31
Loans to state & political subdivisions		52,489	824	3.17		57,698	1,068	3.73
Other loans		30,568	796	5.25		26,083	682	5.27
Loans, net of discount (2)(3)(4)		1,492,570	33,190	4.48		1,412,782	33,259	4.75
Total interest-earning assets		2,072,448	37,691	3.67		1,861,198	36,855	3.99
Cash and due from banks		6,600				6,569
Bank premises and equipment		17,078				17,188
Other assets		81,077				78,055
Total non-interest earning assets		104,755				101,812
Total assets		2,177,203				1,963,010
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts		516,129	717	0.28		442,328	703	0.32
Savings accounts		321,436	154	0.10		278,848	175	0.13
Money market accounts		347,403	523	0.30		243,221	339	0.28
Certificates of deposit		314,494	1,237	0.79		367,971	1,906	1.04
Total interest-bearing deposits		1,499,462	2,631	0.35		1,332,368	3,123	0.47
Other borrowed funds		73,651	600	1.64		90,721	594	1.32
Total interest-bearing liabilities		1,573,113	3,231	0.41		1,423,089	3,717	0.53
Demand deposits		366,046				323,229
Other liabilities		19,360				17,775
Total non-interest-bearing liabilities		385,406				341,004
Stockholders' equity		218,684				198,917
Total liabilities & stockholders' equity		2,177,203				1,963,010
Net interest income			34,460				33,138
Net interest spread (5)				3.26%				3.46%
Net interest income as a percentage
of average interest-earning assets				3.35%				3.59%
Ratio of interest-earning assets
to interest-bearing liabilities				132%				131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2022 and 2021. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2022	2022	2021	2021	2021
Real estate:
Residential	$203,323	$201,567	$201,097	$204,853	$202,171
Commercial	798,528	724,876	687,338	657,485	641,633
Agricultural	313,700	305,517	312,011	312,442	310,274
Construction	71,414	66,738	55,036	68,408	63,065
Consumer	50,319	21,460	25,858	31,042	8,684
Other commercial loans	65,772	69,051	74,585	92,188	104,349
Other agricultural loans	32,870	39,904	39,852	28,562	33,720
State & political subdivision loans	59,450	49,582	45,756	47,928	51,213
Total loans	1,595,376	1,478,695	1,441,533	1,442,908	1,415,109
Less: allowance for loan losses	17,570	17,556	17,304	17,334	16,931
Net loans	$1,577,806	$1,461,139	$1,424,229	$1,425,574	$1,398,178

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$2,070	$2,096	$967	$1,482	$1,495

Non-accrual loans	$7,251	$7,810	$7,616	$8,858	$9,082
Loans past due 90 days or more and accruing	139	12	46	83	49
Non-performing loans	$7,390	$7,822	$7,662	$8,941	$9,131
OREO	972	1,131	1,180	1,277	1,811
Total Non-performing assets	$8,362	$8,953	$8,842	$10,218	$10,942

	Three Months Ended March 31,
Analysis of the Allowance for loan Losses	June 30,	March 31,	December 31,	September 30,	June 30,
(In Thousands)	2022	2022	2021	2021	2021
Balance, beginning of period	$17,556	$17,304	$17,334	$16,931	$16,560
Charge-offs	(446)	(5)	(65)	(7)	(138)
Recoveries	10	7	35	10	9
Net (charge-offs) recoveries	(436)	2	(30)	3	(129)
Provision for loan losses	450	250	-	400	500
Balance, end of period	$17,570	$17,556	$17,304	$17,334	$16,931

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	June 30
	2022	2021
Tangible Equity
Stockholders Equity - GAAP	$195,032	$204,419
Accumulated other comprehensive (income) loss	26,559	(1,610)
Intangible Assets	(32,825)	(33,081)
Tangible Equity - Non-GAAP	188,766	169,728
Shares outstanding adjusted for June 2021 stock Dividend	3,970,153	3,990,359
Tangible Book value per share - Non-GAAP	$47.55	$42.53

	As of
	June 30
	2022	2021
Tangible Equity per share
Stockholders Equity per share - GAAP	$49.12	$51.23
Adjustments for accumulated other comprehensive loss (income)	6.69	(0.41)
Book value per share	55.81	50.82
Adjustments for intangible assets	(8.26)	(8.29)
Tangible Book value per share - Non-GAAP	$47.55	$42.53

	For the Three Months Ended		For the Six Months Ended
	June 30		June 30
	2022	2021	2022	2021
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$199,864	$203,023	$206,155	$200,832
Average Accumulated Other Comprehensive Loss (Income)	21,064	(1,409)	12,529	(1,915)
Average Intangible Assets	(32,876)	(33,027)	(32,916)	(33,012)
Average Tangible Equity - Non-GAAP	188,052	168,587	185,768	165,905
Net Income	$6,901	$6,647	$13,641	$15,110
Annualized Return on Average Tangible Equity	14.68%	15.77%	14.69%	18.22%

	For the Three Months Ended		For the Six Months Ended
	June 30		June 30
	2022	2021	2022	2021
Return on Average Assets and Equity Excluding BOLI Death Benefits
Net Income	$6,901	$6,647	$13,641	$15,110
BOLI death benefits	-	-	-	(1,155)
Net Income excluding merger and acquisition costs	$6,901	$6,647	$13,641	$13,955
Average Assets	2,207,728	2,008,178	2,177,203	1,963,010
Annualized Return on Average stockholders equity, excluding BOLI Death Benefits	1.25%	1.32%	1.25%	1.42%

Average Stockholders Equity - GAAP	$220,928	$201,614	$218,684	$198,917
Annualized Return on Average stockholders equity, excluding BOLI Death Benefits	12.49%	13.19%	12.48%	14.03%

Earnings per share, excluding death activity of former employees
Net Income	$6,901	$6,647	$13,641	$15,110
BOLI death benefits	-	-	-	(1,155)
After Tax deferred compensation reversal for former employee	-	-	-	(316)
Net income excluding one time items	$6,901	$6,647	$13,641	$13,639
Number of shares used in computation - basic	3,973,402	3,983,274	3,969,621	3,984,970
Earnings per share, excluding death activity of former employees non-GAAP	1.74	1.67	3.43	3.42

	For the Three Months Ended		For the Six Months Ended
	June 30		June 30
Reconciliation of net interest income on fully taxable equivalent basis	2022	2021	2022	2021
Total interest income	$19,407	$18,075	$37,222	$36,370
Total interest expense	1,678	1,863	3,231	3,717
Net interest income	17,729	16,212	33,991	32,653
Tax equivalent adjustment	250	234	469	485
Net interest income (fully taxable equivalent)	$17,979	$16,446	$34,460	$33,138